UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 8, 2015

CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 West Airport Freeway Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
On May 7, 2015, CEC Entertainment, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 29, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated May 7, 2015

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: May 8, 2015	By:	/s/ Temple Weiss
Temple Weiss
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated May 7, 2015

4

Exhibit 99.1
News Release

CEC Entertainment, Inc. Reports
Financial Results for the 2015 First Quarter

IRVING, Texas - May 7, 2015 - CEC Entertainment, Inc. (the “Company”) today announced financial results for its first quarter ended March 29, 2015.
“While sales results at our Chuck E. Cheese’s stores were challenging, we made progress in a number of important areas during the first quarter,” said Tom Leverton, Chief Executive Officer. “It was the first quarter to have all members of our new executive leadership team in place. Working together, we introduced a new menu nationwide in April at our Chuck E. Cheese’s locations to enhance our dining offering for kids and adults, and we launched an initiative to add Wi-Fi to all of our locations. The enhancements we are making at our Chuck E. Cheese’s stores coincide with changes we are making in our marketing strategy, including a change in our primary marketing agency. We believe these efforts, along with other projects currently being implemented, will drive future revenue growth. Meanwhile, we continued to be pleased with the operating performance and growth potential of Peter Piper Pizza, which we acquired in October 2014.”
First Quarter Results
Total revenues for the first quarter of 2015 increased 3.8%, or $9.7 million, over the prior year to $265.5 million. The increase primarily related to additional revenues of $18.8 million resulting from the Peter Piper Pizza acquisition, which closed in October 2014, partially offset by a decrease in same store sales at our Chuck E. Cheese’s stores. Same store sales for the first quarter for Chuck E. Cheese’s stores declined 5.0% from the prior year. Same store sales for the first quarter for Peter Piper Pizza stores increased 6.8% over the prior year, a period in which the Company did not own Peter Piper Pizza.
Adjusted EBITDA for the first quarter of 2015 decreased 1.8%, or $1.5 million, over the prior year to $80.7 million. The first quarter of 2015 includes Adjusted EBITDA for Peter Piper Pizza, which increased 21.3% over the prior year, a period in which the Company did not own Peter Piper Pizza, to $5.7 million. Adjusted EBITDA represents net loss adjusted to exclude interest expense, income taxes, depreciation and amortization, asset impairments, the effects of acquisition accounting adjustments, transaction and severance costs and certain other items.
The Company reported net income of $14.7 million for the first quarter of 2015, compared to a net loss of $13.2 million for the first quarter of 2014. The increase is primarily due to transaction costs incurred during the first quarter of 2014 related to the Merger.
Balance Sheet and Liquidity
As of March 29, 2015, cash and cash equivalents were $151.6 million, and total debt was $1.0 billion, with no borrowings drawn under the Company’s $150.0 million revolving credit facility. Capital expenditures were $16.3 million for the first quarter of 2015, of which $7.8 million related to IT and growth initiatives, including new store development, major remodels, store expansions and major attractions.

As of March 29, 2015, the Company’s system-wide portfolio consisted of:

	Chuck E. Cheese’s	Peter Piper Pizza	Total
Company operated	528	32	560
Domestic franchised	32	63	95
International franchised	32	48	80
Total	592	143	735
Conference Call Information:
The Company will host a conference call beginning at 9:00 a.m. Central Time on Friday, May 8, 2015. The call can be accessed by dialing (855) 743-8451 or (330) 968-0151 for international participants and conference code 23926487.
A replay of the call will be available from 12:00 p.m. Central Time on May 8, 2015 through midnight Central Time on May 15, 2015. The replay of the call can be accessed by dialing (800) 585-8367 or (404) 537-3406 for international participants and conference code 23936487.
About CEC Entertainment, Inc.
For more than 35 years, CEC Entertainment has served as a nationally recognized leader in family dining and entertainment. The Company and its franchisees operate a system of more than 590 Chuck E. Cheese’s stores and 140 Peter Piper Pizza stores, with stores located in 47 states and 11 foreign countries or territories. For more information, please visit www.chuckecheese.com.

Investor Inquiries:                            Media Inquiries:
Temple Weiss                                Erin Kanter
EVP & CFO                                Public Relations
CEC Entertainment, Inc.                             Richards Partners
(972) 258-4525                                (214) 891-5848
tweiss@cecentertainment.com                         erin_kanter@richards.com

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this report, other than historical information, may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and are subject to various risks, uncertainties and assumptions. Statements that are not historical in nature and which may be identified by the use of words such as “may,” “should,” “could,” “believe,” “predict,” “potential,” “continue,” “plan,” “intend,” “expect,” “anticipate,” “future,” “project,” “estimate,” and similar expressions (or the negative of such expressions) are forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future events and, therefore, involve a number of assumptions, risks and uncertainties, including the risk factors described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 28, 2014, filed with the Securities and Exchange Commission on March 5, 2015. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ from those anticipated, estimated or expected. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including but not limited to:

•	The success of our capital initiatives, including new store development and existing store evolution;

•	Our ability to successfully implement our marketing strategy;

•	Competition in both the restaurant and entertainment industries;

•	Changes in consumer discretionary spending;

•	Impacts on our business and financial results from economic uncertainty in the United States and Canada;

•	Negative publicity concerning food quality, health, general safety and other issues;

•	Expansion in international markets;

•	Our ability to successfully integrate the operations of companies we acquire;

•	Our ability to generate sufficient cash flow to meet our debt service payments;

•	Increases in food, labor and other operating costs;

•	Disruptions of our information technology systems and technologies;

•	Changes in consumers’ health, nutrition and dietary preferences;

•	Any disruption of our commodity distribution system;

•	Our dependence on a limited number of suppliers for our games, rides, entertainment-related equipment, redemption prizes and merchandise;

•	Product liability claims and product recalls;

•	Government regulations;

•	Litigation risks;

•	Adverse effects of local conditions, natural disasters and other events;

•	Existence or occurrence of certain public health issues;

•	Fluctuations in our quarterly results of operations due to seasonality;

•	Inadequate insurance coverage;

•	Loss of certain key personnel;

•	Our ability to adequately protect our trademarks or other proprietary rights;

•	Risks in connection with owning and leasing real estate; and

•	Litigation risks associated with our merger.
The forward-looking statements made in this report relate only to events as of the date on which the statements were made. Except as may be required by law, we undertake no obligation to update our forward-looking statements to reflect events and circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events.

Merger
On February 14, 2014, the Company announced the completion of the acquisition of CEC Entertainment, Inc. by an affiliate of Apollo Global Management, LLC (“Apollo”). The acquisition is referred to as the “Merger.” The accompanying consolidated statements of earnings and related information present the Company’s results of operations for the period preceding the acquisition (Predecessor) and the period succeeding the acquisition (Successor) based on the mathematical combination of the Successor and Predecessor periods in the three months ended March 30, 2014. Although this combined presentation does not comply with GAAP, the Company believes that it provides a meaningful method of comparison.

- financial tables follow -

CEC ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(in thousands)

	Three Months Ended
	March 29, 2015		March 30, 2014
	(Successor)		(Combined)
REVENUES:
Food and beverage sales	$116,537	43.9%	$113,174	44.2%
Entertainment and merchandise sales	144,744	54.5%	141,272	55.2%
Total Company store sales	261,281	98.4%	254,446	99.5%
Franchise fees and royalties	4,227	1.6%	1,373	0.5%
Total revenues	265,508	100.0%	255,819	100.0%
OPERATING COSTS AND EXPENSES:
Company store operating costs:
Cost of food and beverage (exclusive of items shown separately below) (1)	29,225	25.1%	27,982	24.7%
Cost of entertainment and merchandise (exclusive of items shown separately below) (2)	8,522	5.9%	8,559	6.1%
Total cost of food, beverage, entertainment and merchandise (3)	37,747	14.4%	36,541	14.4%
Labor expenses (3)	67,173	25.7%	63,946	25.1%
Depreciation and amortization (3)	29,241	11.2%	28,208	11.1%
Rent expense (3)	24,458	9.4%	20,075	7.9%
Other store operating expenses (3)	33,519	12.8%	32,399	12.7%
Total Company store operating costs (3)	192,138	73.5%	181,169	71.2%
Other costs and expenses:
Advertising expense	11,452	4.3%	11,040	4.3%
General and administrative expenses	17,190	6.5%	14,791	5.8%
Transaction and severance costs	41	—%	49,313	19.3%
Total operating costs and expenses	220,821	83.2%	256,313	100.2%
Operating income (loss)	44,687	16.8%	(494)	(0.2)%
Interest expense	17,499	6.6%	13,194	5.2%
Income (loss) before income taxes	27,188	10.2%	(13,688)	(5.4)%
Income tax expense (benefit)	12,446	4.7%	(520)	(0.2)%
Net income (loss)	$14,742	5.6%	$(13,168)	(5.1)%
________________
Percentages are expressed as a percent of total revenues (except as otherwise noted).
(1)    Percentage amount expressed as a percentage of food and beverage sales.
(2)    Percentage amount expressed as a percentage of entertainment and merchandise sales.
(3)    Percentage amount expressed as a percentage of total Company store sales.
Due to rounding, percentages presented in the table above may not sum to total. The percentage amounts for the components of cost of food and beverage and the cost of entertainment and merchandise may not sum to total due to the fact that cost of food and beverage and cost of entertainment and merchandise are expressed as a percentage of related food and beverage sales and entertainment and merchandise sales, as opposed to total Company store sales.

CEC ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands)

	March 29, 2015	December 28, 2014
	(Successor)	(Successor)
ASSETS
Current assets:
Cash and cash equivalents	$151,624	$110,994
Other current assets	56,399	62,651
Total current assets	208,023	173,645
Property and equipment, net	667,897	681,972
Goodwill	483,983	483,444
Intangible assets, net	491,211	491,400
Deferred financing costs, net	23,085	24,087
Other noncurrent assets	9,878	9,595
Total assets	$1,884,077	$1,864,143
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank indebtedness and other long-term debt, current portion	$9,545	$9,545
Other current liabilities	128,406	107,650
Total current liabilities	137,951	117,195
Capital lease obligations, less current portion	15,371	15,476
Bank indebtedness and other long-term debt, less current portion	996,665	998,441
Deferred tax liability	209,923	222,915
Other noncurrent liabilities	218,086	217,530
Total liabilities	1,577,996	1,571,557
Stockholders’ equity:
Common stock, $0.01 par value; authorized 1,000 shares; 200 shares issued as of March 29, 2015 and December 28, 2014	—	—
Capital in excess of par value	355,982	355,587
Retained earnings (deficit)	(47,346)	(62,088)
Accumulated other comprehensive income (loss)	(2,555)	(913)
Total stockholders’ equity	306,081	292,586
Total liabilities and stockholders’ equity	$1,884,077	$1,864,143

CEC ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended
	March 29, 2015	March 30, 2014
	(Successor)	(Combined)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$14,742	$(13,168)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,398	28,555
Deferred income taxes	(13,268)	(10,279)
Stock-based compensation expense	391	12,225
Amortization of lease related liabilities	5	(298)
Amortization of original issue discount and deferred debt financing costs	1,137	599
(Gain)/Loss on asset disposals, net	1,244	1,268
Non-cash rent expense	2,136	(121)
Other adjustments	19	241
Changes in operating assets and liabilities:
Operating assets	2,520	964
Operating liabilities	21,224	20,312
Net cash provided by operating activities	60,548	40,298
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of Predecessor	—	(946,898)
Acquisition of Peter Piper Pizza	(663)	—
Purchases of property and equipment	(16,109)	(16,211)
Proceeds from sale of property and equipment	97	149
Development of internal use software	(185)	—
Net cash used in investing activities	(16,860)	(962,960)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from secured credit facilities, net of original issue discount	—	756,200
Proceeds from senior notes	—	255,000
Repayment of Predecessor Facility	—	(348,000)
Repayments on senior term loan	(1,900)	—
Net repayments on revolving credit facility	—	(13,500)
Payment of debt financing costs	—	(27,575)
Equity contribution	—	350,000
Other financing activities	(497)	3,783
Net cash provided by (used in) financing activities	(2,397)	975,908
Effect of foreign exchange rate changes on cash	(661)	(372)
Change in cash and cash equivalents	40,630	52,874
Cash and cash equivalents at beginning of period	110,994	39,870
Cash and cash equivalents at end of period	$151,624	$92,744

CEC ENTERTAINMENT, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands)

Non-GAAP Financial Measures
The Company reports and discusses its operating results using financial measures consistent with accounting principles generally accepted in the United States (“GAAP”). From time to time in the course of financial presentations, earnings conference calls or otherwise, the Company may disclose certain non-GAAP financial measures such as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”). The Company believes Adjusted EBITDA is a measure that provides investors with additional information to measure our performance. We believe that the presentation of Adjusted EBITDA is appropriate to provide additional information to investors about certain material non-cash items and about unusual items that we do not expect to continue at the same level in the future, as well as other items. Further, we believe Adjusted EBITDA provides a meaningful measure of operating profitability because we use it for evaluating our business performance and understanding certain significant items. The non-GAAP financial measures presented in this earnings release should not be viewed as alternatives or substitutes for the Company’s reported GAAP results.
The following table sets forth a reconciliation of net income to Adjusted EBITDA and Adjusted EBITDA expressed as a percentage of total revenues for the periods shown:

	Three Months Ended
	March 29, 2015	March 30, 2014
	(Successor)	(Combined)

Total revenues	$265,508	$255,819
Net income (loss) as reported	$14,742	$(13,168)
Interest expense	17,499	13,194
Income tax expense (benefit)	12,446	(520)
Depreciation and amortization	30,398	28,555
Non-cash impairments, gain or loss on disposal	1,244	1,268
Non-cash stock-based compensation	391	12,639
Rent expense book to cash	2,211	1,250
Franchise revenue, net cash received	(65)	—
Impact of purchase accounting	232	194
Store pre-opening costs	244	260
One-time items	1,351	37,708
Cost savings initiatives	—	810
Adjusted EBITDA	$80,693	$82,190
Adjusted EBITDA as a percent of total revenues	30.4%	32.1%
Adjusted EBITDA, a measure used by management to assess operating performance, is defined as Net income (loss) plus interest expense, income taxes and depreciation and amortization and adjusted to exclude asset impairments, the effects of acquisition accounting adjustments, transaction and severance costs, and certain other items.

CEC ENTERTAINMENT, INC.
STORE COUNT INFORMATION
(Unaudited)

	Three Months Ended
	March 29, 2015	March 30, 2014
	(Successor)	(Combined)
Number of Company-owned stores:
Beginning of period	559	522
New (1)	2	1
Acquired from franchisee	—	—
Closed (1)	(1)	(1)
End of period	560	522
Number of franchised stores:
Beginning of period	172	55
New	3	—
Acquired from franchisee	—	—
Closed	—	—
End of period	175	55
Total number of stores:
Beginning of period	731	577
New (2)	5	1
Acquired from franchisee	—	—
Closed (2)	(1)	(1)
End of period	735	577
_____________________

(1)	The number of new and closed Company-owned stores during 2015 and 2014 included one and one stores, respectively, that were relocated.

(2)	The number of new and closed stores during 2015 and 2014 included one and one stores, respectively, that were relocated.